# 2019 Annual Meeting of Shareholders

## Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Presented by: William C. Marsh Chairman, President and Chief Executive Officer
Emlenton, Pennsylvania • April 24, 2019

Emclaire Financial Corp

# Annual Meeting of Shareholders

## Agenda & Contents

# Our Board of Directors



**William C. Marsh**
Chairman of the Board
President and Chief Executive Officer
*Emclaire Financial Corp*
*Farmers National Bank*



**Milissa S. Bauer**
Executive Vice President
*Kriebel Companies*



**David L. Cox**
Retired President
*Emclaire Financial Corp*
*Farmers National Bank*



**James M. Crooks**
President and Owner
*F.L. Crooks Clothing Co., Inc.*



**Henry H. Deible**
Retired President
*Community First Bancorp, Inc.*
*Community First Bank*



**Henry H. Deible II**
President and Owner
*Forestland Investments, LLC*



**Robert W. Freeman**
General Partner
*Beaconfield Consulting Group, LLC*



**Mark A. Freemer, CPA**
Chief Financial Officer
*Varischetti Holdings, LP*



**Robert L. Hunter**
Retired Chairman
*Hunter Truck Sales and Service*
*Hunter Leasing*



**John B. Mason**
Retired President
*H.B. Beels & Sons, Inc.*



**Deanna K. McCarrier, CPA**
Owner
*McCarrier, CPAs*



**Nicholas D. Varischetti**
Attorney
*Burns White*

# Our Executive Management Team



**William C. Marsh**
Chairman of the Board
President and Chief Executive Officer



**Amanda L. Engles**
Senior Vice President
Chief Financial Officer



**Eric J. Gantz**
Senior Vice President
Chief Credit Officer



**Christopher A. Martin**
Senior Vice President
Chief Retail Banking Officer



**Jerome F. Millin**
Senior Vice President
Chief Technology Officer



**Jennifer A. Roxbury**
Senior Vice President
Chief Operating Officer



**Robert A. Vernick**
Senior Vice President
Chief Lending Officer

# Legal

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

***NOTE: This presentation will be available online at www.emclairefinancial.com.***

# 2018 Quick Recap

## The Bank

- Community First acquisition
- Solid growth and financial performance
- Focus on processes and planning
- Stable stock price; dividend returns
- Sound capital and credit quality
- Improving core profitability

## The Environment

- Industry consolidation continues
- Relatively stable economy
- Low unemployment
- Tax Cuts and Jobs Act of 2017
- Volatile but evening general stock market
- Increasing short term marketing interest rates – flattening yield curve
- Modest regulatory relief

# · · · Strategic Overview · · ·

# Three-pronged approach:

**Acquisitions**
- 2018 – Community First Bancorp, Inc.
- 2017 – Northern Hancock Bank & Trust Co.
- 2016 – United American Savings Bank

**Denovo Offices**
- 2016 – Aspinwall
- 2014 – Cranberry Township
- 2013 – St Marys

**Organic Growth**
- 10% average annual growth excluding acquisitions (2015 – 2018)

*Establish strong balance sheet with basis for long-term, high-performing returns and net income.*

## 139% Asset Growth – 12/31/2008 to 12/31/2018


Total Assets & Deposits (In Millions)
Loans, net ( in Millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250

| | 12/31/2008 | 12/31/2009 | 12/31/2010 | 12/31/2011 | 12/31/2012 | 12/31/2013 | 12/31/2014 | 12/31/2015 | 12/31/2016 | 12/31/2017 | 12/31/2018 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Total Assets | $376 | $468 | $482 | $492 | $509 | $526 | $582 | $601 | $692 | $750 | $899 |
| Deposits | 287 | 385 | 410 | 416 | 432 | 432 | 502 | 490 | 585 | 655 | 762 |
| Loans, net | 265 | 293 | 306 | 313 | 334 | 352 | 380 | 430 | 516 | 578 | 709 |


Farmers
National
Bank
ATM
Welcome To

Community First Bank
Since 1893

**Community First**

- 4 branches – Clarion and Jefferson counties
- $122 million in assets
- Stable profitability

**Deal Terms**

- $18.0 million
- 85% stock / 15% cash
- October 1, 2018 effective closing date
- Exchanged $4.2 million in preferred stock

**Financial Returns**

- Earnings accretion (+11% in 2019, or ~$0.29 per share)
- 46% net cost savings estimated
- Tangible book value dilution (9%, 4 year earnback)

**Other**

- Core deposit growth potential
- Ability to target broader customer base; larger loan sizes
- Added two board members

*Capitalize on an opportunity to acquire a community bank with a stable earning asset base that is **available for sale** in a **contiguous market** with an **attractive balance sheet**.*

# STRATEGIC OVERVIEW OUR COMBINED FRANCHISE



Crawford
Mercer
Venango
Clarion
Jefferson
Elk
Clearfield
Butler
Hancock WV
Allegheny
Headquarters
Banking Office
Community First Bank

**Pennsylvania:**

- Aspinwall
- Brookville
- Butler
- Clarion
- Cranberry Township
- DuBois
- East Brady
- Eau Claire
- Emlenton
- Grove City
- Knox
- Pittsburgh
- Punxsutawney
- Reynoldsville
- Ridgway
- Seneca
- St. Marys
- Sykesville
- Titusville

**West Virginia:**

- Chester

# ··· Financial Performance ···

# Financial Performance

## As Reported (Dollar amounts in thousands, except per share data)

| **Balance Sheet:** | **2018** | **2017** | **2016** | **2015** | **2014** |
|---|---|---|---|---|---|
| Total assets | $ 898,875 | $ 750,084 | $ 692,135 | $ 600,595 | $ 581,909 |
| Loans receivable, net | 708,664 | 577,738 | 515,435 | 429,891 | 379,648 |
| Deposits | 761,546 | 654,643 | 584,940 | 489,887 | 501,819 |
| Borrowed funds | 45,350 | 26,000 | 44,000 | 49,250 | 21,500 |
| Stockholders' equity | 80,008 | 59,091 | 54,073 | 52,839 | 47,990 |
| Stockholders' equity per common share | $28.09 | $26.02 | $25.12 | $24.64 | $24.14 |
| Tangible stockholders' equity per common share | $20.35 | $21.28 | $20.08 | $22.67 | $21.66 |
| Market value per common share | $30.34 | $30.35 | $29.25 | $24.00 | $25.00 |
| Price to tangible book | 149.1% | 142.6% | 145.7% | 105.9% | 115.4% |
| Common shares outstanding | 2,698,712 | 2,271,139 | 2,152,358 | 2,144,808 | 1,780,658 |

**Since December 31, 2014**

- 54% asset growth
- 87% loan growth
- 67% increase in equity
- $8.2 million in common equity raised in 2015 private placement

# FINANCIAL PERFORMANCE

## AS REPORTED (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

| | For the year ended December 31, | | | | |
|---|---|---|---|---|---|
| **Income Statement:** | **2018** | **2017** | **2016** | **2015** | **2014** |
| Net interest income | $ 25,576 | $ 21,907 | $ 19,480 | $ 17,747 | $ 17,235 |
| Noninterest income | 4,208 | 5,022 | 3,655 | 4,094 | 4,087 |
| Net income | 4,211 | 4,277 | 3,986 | 4,154 | 4,017 |
| Diluted earnings per common share | $1.72 | $1.93 | $1.85 | $2.05 | $2.20 |
| Cash dividends per common share | $1.12 | $1.08 | $1.04 | $0.96 | $0.88 |
| **Key Ratios:** | | | | | |
| Return on average assets | 0.53% | 0.59% | 0.60% | 0.70% | 0.70% |
| Return on average equity | 6.56% | 7.52% | 7.32% | 7.89% | 8.47% |
| Return on average common equity | 6.52% | 7.52% | 7.32% | 8.34% | 9.24% |
| Net interest margin | 3.47% | 3.29% | 3.23% | 3.33% | 3.35% |
| Nonperforming assets to total assets | 0.42% | 0.56% | 0.52% | 0.54% | 1.21% |
| Efficiency ratio | 79.15% | 71.49% | 72.78% | 73.67% | 72.13% |

- Strong growth in net interest income despite margin pressure (48% growth)
- ROAA and ROAE in 2016 were adversely impacted by merger costs and costs related to the opening of the Aspinwall office
- ROAA and ROAE in 2017 were adversely impacted by an $827,000 tax provision related to the Tax Cuts and Jobs Act of 2017
- ROAA and ROAE in 2018 were adversely impacted by merger costs
- Continued annual increase in common dividend (increased quarterly dividend to $0.29 per share in 2019)

# FINANCIAL PERFORMANCE 2018 VS. 2017

| In $000's, except per share data | 2018 | 2017 | % Change |
|---|---|---|---|
| **Net interest income** | **25,576** | **21,907** | **16.7%** |
| Provision for loan losses | 1,280 | 903 | **41.7%** |
| Noninterest income | 4,208 | 5,022 | **-16.2%** |
| Noninterest expense | 23,660 | 19,635 | **20.5%** |
| Net income before taxes | 4,844 | 6,391 | **-24.2%** |
| Provision for taxes | 633 | 2,114 | **-70.1%** |
| **Net income** | 4,211 | 4,277 | **-1.5%** |
| Preferred stock dividends | 91 | - | **NM** |
| **Net income available to shareholders** | 4,120 | 4,277 | **-3.7%** |
| Earnings per common share, fully diluted | $1.72 | $1.93 | **-10.9%** |
| Return on average assets | 0.53% | 0.59% | |
| Return on average common equity | 6.52% | 7.52% | |
| Yield on earning assets | 4.19% | 3.95% | |
| Cost of funds | 0.75% | 0.68% | |
| Net interest margin, fully taxable equivalent | 3.47% | 3.29% | |
| Efficiency ratio | 79.15% | 71.49% | |

# FINANCIAL PERFORMANCE 2018 vs. 2017

+ Net interest income growth:
  + $66.6 million increase in average loans outstanding
  + 19 bp increase in yield on loans
  - $66.7 million increase in interest-bearing deposits
  - 7 bp increase in cost of funds

- Provision for loan losses – increase driven by loan growth

- Noninterest income - $1.3 million bargain purchase gain recorded in 2017 related to acquisition of NHB

- **Noninterest expense - $3.6 million in merger expenses recognized in 2018 compared to $1.1 million in 2017**

* 2018 net income without merger consideration - $6.2 million or $2.62 per share

# FINANCIAL PERFORMANCE

## ASSET QUALITY

| Asset Quality Metrics<br>In $000's | As of<br>12/31/2018 | 12/31/2017 | 12/31/2016 | 12/31/2015 | 12/31/2014 | 12/31/2013 |
|---|---|---|---|---|---|---|
| **Total delinquency (>30 days)** | **$14,642** | **$8,071** | **$5,841** | **$3,183** | **$4,413** | **$5,913** |
| **Nonperforming assets:** | | | | | | |
| Total nonperforming loans | $3,028 | $3,693 | $3,322 | $3,069 | $6,942 | $5,208 |
| Repossessed assets & OREO | 714 | 492 | 291 | 160 | 124 | 107 |
| **Total nonperforming assets** | **$3,742** | **$4,185** | **$3,613** | **$3,229** | **$7,066** | **$5,315** |
| Nonperforming assets / assets | 0.42% | 0.56% | 0.52% | 0.54% | 1.21% | 1.01% |
| **Criticized and classified assets** | **$22,870** | **$14,822** | **$12,826** | **$7,964** | **$12,592** | **$12,698** |
| **Allowance for loan losses** | $6,508 | $6,127 | $5,545 | $5,205 | $5,224 | $4,869 |
| Allowance / loans | 0.91% | 1.05% | 1.06% | 1.20% | 1.36% | 1.36% |
| Allowance / nonperforming loans | 214.93% | 165.93% | 166.92% | 169.60% | 75.25% | 93.49% |
| **Charge-offs:** | | | | | | |
| Charge-offs / average loans | 0.14% | 0.06% | 0.06% | 0.10% | 0.10% | 0.33% |

- Of the $3.0 million in remaining nonperforming loans, the largest two loans represent 23% ($692,000).
- Of the 8,319 loans outstanding at 12/31/2018, 55 (0.7%) were nonperforming.
- Acquired problem loans – 56 loans totaling $4.4 million.

Source: SNL Financial


Nonperforming Assets to Total Assets
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.86%
1.52%
1.19%
1.00%
1.04%
0.76%
1.01%
1.21%
0.54%
0.52%
0.56%
0.42%
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Peer Group
Emclaire Financial Corp

Peer Group includes the following local competitors: Mid Penn Bank, NexTier Bank, , Riverview Bank, 1st Summit Bank, Standard Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust , Mars Bank and Mercer County State Bank.

*Average assets of peer group = $943 million.*

# FINANCIAL PERFORMANCE Q1-2019 BALANCE SHEET

| ($'s in thousands, except share data) | March 31, 2019 | December 31, 2018 | December 31, 2017 |
|---|---|---|---|
| **Assets:** | *Unaudited* | *Audited* | *Audited* |
| • Cash | $ 13,965 | $ 17,693 | $ 14,374 |
| • Investments | 99,009 | 97,725 | 101,167 |
| • Loans receivable, net | 700,564 | 708,664 | 577,738 |
| • Other (intangible assets of $20,826, $20,871 and $10,769) | 76,105 | 74,793 | 56,805 |
| **Total Assets** | **$ 889,643** | **$ 898,875** | **$ 750,084** |
| **Liabilities:** | | | |
| • Deposits | $ 759,427 | $ 761,546 | $ 654,642 |
| • Borrowed funds | 35,300 | 45,350 | 26,000 |
| • Other | 12,827 | 11,971 | 10,351 |
| Total Liabilities | 807,554 | 818,867 | 690,993 |
| **Stockholders' Equity** | **82,089** | **80,008** | **59,091** |
| **Total Liabilities and Equity** | **$ 889,643** | **$ 898,875** | **$ 750,084** |
| Tangible book value per common share | $21.14 | $20.35 | $21.28 |

# FINANCIAL PERFORMANCE Q1-2019 EARNINGS

| In $000's, except per share data (unaudited) | For the 3 months ended March 31, 2019 | 2018 | % Change |
|---|---|---|---|
| **Net interest income** | **$7,220** | **$5,845** | **23.5%** |
| Provision for loan losses | 180 | 380 | **-52.6%** |
| Noninterest income | 1,057 | 899 | **17.6%** |
| Noninterest expense | 5,559 | 4,736 | **17.4%** |
| Net income before taxes | 2,538 | 1,628 | **55.9%** |
| Provision for taxes | 456 | 266 | **71.4%** |
| **Net income** | **$2,082** | **$1,362** | **52.9%** |
| Earnings per common share, fully diluted | $0.77 | $0.60 | **28.3%** |
| Return on average assets | 0.95% | 0.74% | |
| Return on average common equity | 11.05% | 9.38% | |
| Yield on earning assets | 4.44% | 4.08% | |
| Cost of funds | 0.90% | 0.69% | |
| Net interest margin, fully taxable equivalent | 3.57% | 3.41% | |
| Efficiency ratio | 66.23% | 68.32% | |

# FINANCIAL PERFORMANCE Q1-19 vs. Q1-18

+ Net interest income growth:
  + $124.8 million increase in average loans outstanding
  + 30 bp increase in yield on loans
  - $75.3 million increase in interest-bearing deposits
  - 21 bp increase in cost of funds

+ Provision for loan losses – returned to normal levels after additional provision recorded in 2018 for certain charged-off loans

+ Noninterest income – increased customer service fees primarily due to acquired offices

- Noninterest expense – increased compensation and benefits, premises and equipment and other expenses primarily related to acquired offices

# … Stock Performance …

# STOCK PERFORMANCE


20
15
10
5
0
(5)
(10)
(15)
(20)
(25)
Stock Price Appreciation (LTM) %
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Blue shaded area = Emclaire Financial Corp
Black Line = S&P 500 Index
Green Line = NASDAQ Bank Index

**Last 12 months (LTM):**

- $33.41 (3/31/2018) to $30.80 (3/31/2019)
- Outperformed the S&P 500 index & Nasdaq Bank index
- Dividends earned during the period = $1.13

✓ **Total return = (4.4%)**

✓ **Stock price appreciation (LTM) = (7.8%)**

**5 Year:**

- $25.62 (3/31/2014) to $30.80 (3/31/2019)
- Outperformed the S&P 500 index & Nasdaq Bank index
- Dividends earned during the period = $5.15

✓ **Total return = 40.3%**

✓ **Stock price appreciation = 20.2%**

# FINANCIAL PERFORMANCE — DIVIDEND RECAP



$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
Cash Dividend per Common Share
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Dividend Yield
4.00%
3.52%
3.56%
3.56%
3.69%
3.82%
2014
2015
2016
2017
2018
2019E
Regular Dividends
Dividend Yield
Average yield = 3.69%

- Dividend yield = dividends for the year / stock price at the beginning of the year
- 2019E dividends projected at $0.29 per quarter
- 2019E yield = 3.82% based on closing price of $30.34 per share at 12/31/2018

# · · · Community Banking · · ·

# OUR EMPLOYEES



**166**
Current employee count

**850**
Current employees total years of service

**115**
Organizations employees volunteer for

**$36,000**
Jeans Day donations from employees

**9**
Years employees have donated to United Way

# Our Communities


Farmers National Bank


National
Bank


| $1.6M | $130,000+ | 55 | 18 | 40 |
|---|---|---|---|---|
| 18 years of EITC donations | Annual community giveback | Annual corporate sponsored events | Annual participation at expo & trade shows | Annual financial education classes |



FOOD
PANTRY
FOOD PANTRY
OPEN
THURSDAYS
10-12 6:30-8



Emclaire Financial Corp

# … Looking Ahead …

# Strategic Elements for Success

**Capital**
*Monitor • Protect • Achieve*

**Franchise**
*Seek • Promote • Expand*

**Systems and Technology**
*Accessible • Innovative • Secure*

**Risk Management**
*Quantify • Assess • Mitigate*

**People**
*Motivate • Develop • Retain*

*We have the resources to execute our strategies and provide value to our shareholders as a community bank headquartered in Emlenton, Pennsylvania.*

# Questions and Answers



# Closing and Thank You



FARMERS NATIONAL BANK

Thank you for your continued confidence and support!